UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2017

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5.	CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Exclusion of Certain Items from AIC and LTI Plans. On June 12, 2017, the Board of Directors of FedEx Corporation (the “Board”), upon the recommendation of its Compensation Committee, decided that it was in the best interests of the company and its shareowners to exclude certain items from fiscal 2017 earnings for purposes of FedEx’s fiscal 2017 annual incentive compensation (“AIC”) plan and FedEx’s FY15–FY17, FY16–FY18 and FY17–FY19 long-term incentive (“LTI”) plans. For purposes of these plans, fiscal 2017 earnings will be adjusted to exclude: (i) TNT Express B.V. (“TNT Express”) integration and restructuring costs (the Board previously approved this adjustment for purposes of the fiscal 2017 AIC plan); (ii) fourth quarter expenses totaling $21.5 million related to the settlement of (and certain expected losses relating to) independent contractor litigation matters involving FedEx Ground; and (iii) fourth quarter charges totaling $39.3 million accrued in connection with pending U.S. Customs and Border Protection matters involving FedEx Trade Networks, Inc. The Board also approved the exclusion of TNT Express integration and restructuring costs from fiscal 2018 and 2019 earnings for purposes of the FY16–FY18 and FY17–FY19 LTI plans. By excluding these items, payouts, if any, under these plans will more accurately reflect FedEx’s core financial performance in fiscal years 2017, 2018 and 2019, as applicable. Additionally, the Board approved adjustments to the FY15–FY17, FY16–FY18 and FY17–FY19 LTI plans to exclude the impact of fiscal 2016 and 2017 stock repurchase activity.

Payout levels for LTI Plans - President and COO. As described in the Form 8-K dated September 23, 2016, as amended, David J. Bronczek became President and Chief Operating Officer of FedEx Corporation on February 1, 2017. On June 12, 2017, the Board approved the threshold, target and maximum payout levels included in the table below for the FedEx Corporation President and Chief Operating Officer. These amounts will be applicable for purposes of the fiscal 2018 and fiscal 2019 portions of the FY16–FY18 and FY17–FY19 LTI plans. Mr. Bronczek’s payout opportunities under the FY16–FY18 and FY17–FY19 LTI plans will be prorated based on the applicable fiscal years during which he served as President and Chief Operating Officer of FedEx Corporation.

Officer	Potential Future Payouts
	Threshold	Target	Maximum
FedEx Corporation President and COO	$518,750	$2,075,000	$3,112,500

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: June 16, 2017	By:	/s/ Christine P. Richards
Christine P. Richards
Executive Vice President, General Counsel and Secretary

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